AMENDMENT NUMBER NINE


                             TO COAL SALES AGREEMENT


                                      among


           SAN JUAN COAL COMPANY, PUBLIC SERVICE COMPANY OF NEW MEXICO


                                       and


                          TUCSON ELECTRIC POWER COMPANY


                                December 31, 1995


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                              AMENDMENT NUMBER NINE

                             TO COAL SALES AGREEMENT



         This  Amendment  Number Nine to Coal Sales  Agreement is executed as of the 31st day of December,  1995, by and among SAN JUAN COAL COMPANY,  a Delaware corporation  ("SJCC"),  and PUBLIC SERVICE  COMPANY OF NEW MEXICO,  a New Mexico

corporation  ("PNM") and TUCSON ELECTRIC POWER COMPANY,  an Arizona  corporation

("TEP") (collectively, the "Utilities").


                                    RECITALS
                                    --------


         A. SJCC and the  utilities  are  parties  to that  certain  Coal  Sales

Agreement,  dated  August 19, 1990,  as amended (as so amended,  the "Coal Sales

Agreement").

         B. The Coal Sales  Agreement at Paragraph  5.2 as amended  contemplates that no later than December 31, 1995, an appropriate  amendment  thereto will be executed to provide for  delivered  ash limits with  respect to coal from the La

Plata leases.

         C. SJCC and the utilities  have agreed to extend the date by which said amendment  must be  executed  and wish to set forth said  agreement  and certain related matters in this Amendment Number Nine to Coal Sales Agreement.

                                   AGREEMENT
                                   ---------

         In  consideration  of the mutual  covenants  and  agreements  contained herein, the parties hereby amend the Coal Sales Agreement as follows:

           1. The date  "December 31,  1995,"  appearing in paragraph 5.2 of the

Coal Sales Agreement (as amended) is hereby deleted,  and the date "December 31,

1999" is inserted in place thereof.

           2. This Amendment Number Nine to Coal Sales Agreement may be executed in several  counterparts,  each of which shall be an  original  and all of which shall constitute but one and the same instrument.

           3. Except as expressly  amended hereby,  the Coal Sales Agreement and all prior amendments are in all respects hereby confirmed and ratified.

           IN  WITNESS  WHEREOF,  this  Amendment  Number  Nine  to  Coal  Sales

Agreement has been executed as of the day and year first set forth above.



                                      SAN JUAN COAL COMPANY, a
                                        Delaware Corporation



Attest:


                                       By:
                                           ---------------------

                                       Its: Senior Vice President
------------------------                    ---------------------
       Secretary

                                        PUBLIC SERVICE COMPANY OF NEW
                                            Mexico, a New Mexico
                                            corporation


                                        By:
                                             -------------------------

                                             Its:
                                                  --------------------


                                        TUCSON ELECTRIC POWER COMPANY,
                                            an Arizona corporation




                                        By:
                                             -------------------------

                                             Its:
                                                  --------------------

                              CONSENT OF GUARANTOR
                              --------------------


           BHP Minerals  International Inc., a Delaware  corporations  (formerly

BHP-Utah International Inc.). the guarantor of the obligations of SJCC under the

Coal  Sales   Agreement   pursuant  to  guaranty  dated  August  18,  1990  (the

"Guaranty"),  hereby  consents to the  foregoing  Amendment  Number Nine to Coal

Sales Agreement and agrees that all references in the Guaranty to the Coal Sales

Agreement  shall be deemed  to be  references  to the Coal  Sales  Agreement  as amended by all prior  amendments  thereto and by  Amendment  Number Nine to Coal

Sales Agreement, dated December 31, 1995.



                                        BHP MINERALS INTERNATIONAL INC.


Attest:


                                        By:

---------------------                       ---------------------------
       Secretary                             Group General Manager and
                                             Senior Vice President, New
                                             Mexico operations
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